                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           (AMENDMENT NO. __________)

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            Fortis Securities, Inc.
                   -----------------------------------------
               (Name of Registrant as Specified in its Charter)


                                   (specify)
   ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a96(i)(4) and O-11.
  (1) Title of each class of securities to which transaction applies:


       -------------------------------------------------------
  (2) Aggregate number of securities to which transaction applies:


       -------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


       -------------------------------------------------------
  (4)  Proposed maximum aggregate value of transaction :


       -------------------------------------------------------
  (5)  Total fee paid:


[ ]  Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:


       -------------------------------------------------------
  (2)  Form, Schedule or Registration Statement No.:


       -------------------------------------------------------
  (3)  Filing Party:


       -------------------------------------------------------
  (4)  Date Filed:


       -------------------------------------------------------

                            FORTIS SECURITIES, INC.
                500 Bielenberg Drive, Woodbury, Minnesota  55125
          Mailing Address:  P.O. Box 64284, St. Paul, Minnesota  55164

                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING

                        TO BE HELD ON DECEMBER 10, 1998

     The annual meeting of the shareholders of Fortis Securities, Inc. (the "Company") will be held at the offices of Fortis Advisers, Inc. ("Advisers"), 500 Bielenberg Drive, Woodbury, Minnesota, on Thursday, December 10, 1998, at 10:00 a.m. for the following purposes:

     1. To set the number of directors at eleven and to elect a Board of Directors.

     2. To ratify the selection by the Board of Directors of the Company of KPMG Peat Marwick LLP as independent public accountants for the Company for the fiscal year ending July 31, 1999.

     3. To transact such other business as may properly come before the meeting.

     Shareholders of record on October 23, 1998, are the only persons entitled to notice of and to vote at the meeting.

     Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY ANY FURTHER SOLICITATION EXPENSE. An addressed envelope for which no postage is required is enclosed.



                                    Michael J. Radmer
                                    Secretary

Dated:  November 16, 1998

                            FORTIS SECURITIES, INC.
                500 Bielenberg Drive, Woodbury, Minnesota  55125
          Mailing Address:  P.O. Box 64284, St. Paul, Minnesota  55164

                                PROXY STATEMENT

             ANNUAL MEETING OF THE SHAREHOLDERS--DECEMBER 10, 1998

     The enclosed proxy is solicited by the Board of Directors of Fortis Securities, Inc. (the "Company") in connection with the annual meeting of shareholders of the Company to be held December 10, 1998, and at any adjournment of the meeting. The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Shareholders' Meeting and this Proxy Statement, will be paid by the Company, and such mailing will take place on approximately November 16, 1998. Representatives of Fortis Advisers, Inc. ("Advisers"), the investment adviser and manager of the Company, without cost to the Company, may solicit proxies for the management of the Company by means of mail, telephone, or personal calls. The address of Advisers is that of the Company as provided above.

     A proxy may be revoked by giving written notice of revocation to the Secretary of the Company. Unless revoked, properly executed proxies that have been returned by shareholders without instructions will be voted "for" each proposal. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. With regard to the election of directors, votes may be cast in favor or withheld. Abstentions may be specified for Proposal 2 (ratification of independent public accountants). Abstentions and votes withheld with respect to the election of directors will be counted as present for purposes of determining whether a quorum of shares is present at the meeting, and will have the same effect as a vote "against" such item. So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

     Only those shareholders owning shares as of the close of business on October 23, 1998, may vote at the meeting or any adjournments of the meeting. As of that date, there were issued and outstanding 12,642,556 common shares, $.01 par value. Common shares represent the only class of securities of the Company. Each shareholder is entitled to one vote for each share held.

     If a quorum is not present at a meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy.

     A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT IS AVAILABLE UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE A COPY, PLEASE CONTACT THE COMPANY AT P.O. BOX 64284, ST. PAUL, MINNESOTA 55164 OR CALL 1-800-800-2000, EXTENSION 4579, AND A COPY WILL BE SENT, WITHOUT CHARGE, BY FIRST CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

                                SHARE OWNERSHIP

     The following table sets forth the number of shares of the Company and the number of shares of all investment companies managed by Advisers (the "Fund Complex") owned beneficially by the directors of the Company and by all officers and directors as a group, as of November 11, 1998.

                                   NUMBER OF COMPANY       NUMBER OF FUND COMPLEX*
BENEFICIAL OWNER               SHARES BENEFICIALLY OWNED  SHARES BENEFICIALLY OWNED
-----------------------------  -------------------------  -------------------------
     Richard W. Cutting                    -0-                      8,045
     Allen R. Freedman                     -0-                     28,133
     Dr. Robert M. Gavin                   -0-                     34,655
     Benjamin S. Jaffray                   400                      1,585
     Jean L. King                          100                     14,144
     Dean C. Kopperud                    1,100                      9,154
     Edward M. Mahoney                   5,000                    153,410
     Robb L. Prince                        474                     93,396
     Leonard J. Santow                     -0-                     88,698
     Noel S. Shadko                        100                      1,012
     Joseph M. Wikler                      -0-                    122,524
     Officers and directors              7,174                    717,857
      as a group

     * The Fund Complex currently consists of the Company and eight open-end investment companies managed by the Adviser.

     As of November 11, 1998, all directors and officers as a group owned less than 1% of the outstanding shares of the Company. As of this date, no person, to the knowledge of Company management, owned beneficially more than 5% of the voting shares of the Company.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

     At the meeting, shareholders will be asked to elect the members of the Company's Board of Directors. The Bylaws of the Company provide that the shareholders have the power to set the number of Directors (subject to the authority of the Board of Directors to increase or decrease the number as permitted by law). The Company's management recommends that the number of directors to be elected at the annual meeting be set at eleven. Unless otherwise instructed, the proxies will vote in favor of a resolution to set the number of directors at eleven.

     It is intended that the enclosed proxy will be voted for the election of the eleven persons named below as directors unless such authority has been withheld in the proxy. All of the nominees were elected directors by the shareholders at their last annual meeting and are currently serving as directors of the Company. The term of office of persons elected will be until the next annual meeting of the shareholders or until their successors are elected and shall qualify. Pertinent information regarding each nominee's principal occupation and business experience during the past five years is set forth below. Each nominee also serves as a Director of each of the open-end investment companies managed by the Adviser, with the exception of Mr. Jaffray and Ms. Shadko who are not directors of Fortis Series Fund, Inc.

NAME, AGE, TERM OF OFFICE                    PRINCIPAL OCCUPATION/BUSINESS EXPERIENCE
-----------------------------  ---------------------------------------------------------------------
Richard W. Cutting, Age 67     Certified public accountant and financial consultant.
Director since 1993 (1)

Allen R. Freedman *, Age 58    Chairman, Chief Executive Officer and President of Fortis, Inc.; a
Director since 1987            Managing Director of Fortis International, N.V.; director of Systems and Computer Technology Corporation and Genesis Health
                               Ventures, Inc.

Dr. Robert M. Gavin, Age 58    President, Cranbrook Education Community; prior to July 1996,
Director since 1986 (2)        President, Macalester College. St. Paul, MN.

Benjamin S. Jaffray, Age 68    Chairman of the Sheffield Group, Ltd., a financial consulting group.
Director since 1984 (2)

Jean L. King, Age 54           President, Communi-King, a communications consulting firm.
Director since 1984 (1)

Dean C. Kopperud*, Age 46      Chief Executive Officer and a Director of Advisers; President and a
Director since 1995 (2)        Director of Fortis Investors, Inc. ("Investors"), the underwriter of shares of investment companies affiliated with the Company;
                               President of Fortis Financial Group; a Director of Fortis Benefits
                               Insurance Company and Senior Vice President of Time Insurance
                               Company.

Edward M. Mahoney, Age 68      Retired; prior to December 1994, Chairman, Chief Executive
 Director since 1979 (2)       Officer and a Director of Advisers and of Investors, Senior Vice
                               President and a Director of Fortis Benefits Life Insurance Company
                               and Senior Vice President of Time Insurance Company; director of
                               Analysts International Corporation.

Robb L. Prince, Age 57         Financial and employee benefit consultant; prior to July 1995, Vice
Director since 1982 (2)        President and Treasurer, Jostens, Inc., a producer of products and services for youth, education, sports award, and recognition markets; director of Analysts International Corporation.


NAME, AGE, TERM OF OFFICE      PRINCIPAL OCCUPATION/BUSINESS EXPERIENCE
-----------------------------  ---------------------------------------------------------------------
Leonard J. Santow, Age 62      Principal, Griggs & Santow, Inc., economic and financial
Director since 1972 (3)        consultants.

Noel S. Shadko, Age 44         Marketing consultant; prior to 1996, Senior Vice President,
Director since 1996 (2)        Marketing and Strategic Planning, Rollerblade, Inc.

                               Investment consultant and private investor; prior to 1994, Director
Joseph M. Wikler, Age 57       of Research, Chief Investment Officer, Principal and a Director,
Director since 1994 (1)        The Rothschild Co., an investment adviser, Baltimore, MD.



* Denotes directors who are interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company and Advisers. Mr. Kopperud is an "interested person" of Advisers and the Company primarily because he holds certain positions, including serving as Chief Executive Officer and a director of Advisers. Mr. Freedman is an "interested person" of Advisers and the Company primarily because he holds certain positions, including serving as Chairman and Chief Executive Officer of Fortis, Inc., the parent company of Advisers, and as a Managing Director of Fortis International, N.V., the parent company of Fortis, Inc.
(1) Member of the Audit Committee of the Board of Directors.
(2) Member of the Executive Committee of the Board of Directors.
(3) Member of the Investment Consulting Committee of the Board of Directors.

     The Company has an Audit Committee of the Board of Directors whose members are selected annually by the full Board of Directors. The Audit Committee currently consists of Ms. King, Mr. Wikler and Mr. Cutting, who serves as its chairperson. The Audit Committee met two times during the fiscal year ended July 31, 1998. The Company does not have a standing compensation committee or a standing nominating committee of the Board of Directors.

     The functions performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Company for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Company on matters concerning the Company's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Company from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Company's officers and directors.

     During the Company's fiscal year ended July 31, 1998, there were four meetings of the Board of Directors. No director attended fewer than 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such director served.

     No compensation is paid by the Company to any Director or officer who is an officer or employee of Advisers or Investors or any affiliated company. The Company pays each director who is not affiliated with Advisers or Investors a monthly fee of $100 and a fee of $100 for each directors' meeting and each
committee meeting attended.   The following table sets forth the compensation
received by each director from the Company during the fiscal year ended July 31, 1998, as well as the total compensation received by each director from the Fund Complex during the calendar year ended December 31, 1997. Mr. Freedman and Mr. Kopperud did not receive any such compensation and they are not included in the table.


                         COMPENSATION    TOTAL COMPENSATION
      DIRECTOR         FROM THE COMPANY  FROM FUND COMPLEX
---------------------  ----------------  ------------------
Richard W. Cutting         $1,800             $31,200
Dr. Robert M. Gavin        $1,800             $31,200
Benjamin S. Jaffray        $1,700             $24,300
Jean L. King               $1,700             $32,200
Edward M. Mahoney          $1,800             $31,200
Robb L. Prince             $1,800             $33,200
Leonard J. Santow          $1,700             $30,200
Noel S. Shadko             $1,800             $22,200
Joseph M. Wikler           $1,800             $31,200

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS SET THE NUMBER OF DIRECTORS AT ELEVEN AND VOTE IN FAVOR OF THE ABOVE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY. The vote of a majority of the shares represented at the meeting, provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees. Unless otherwise instructed, the proxies will vote for the above eleven nominees. All of the nominees listed above have consented to serve as directors if elected. In the event any of the above nominees are not candidates for election at the meeting, the proxies may vote for such other persons as management may designate. Nothing currently indicates that such a situation will arise.

                                  PROPOSAL TWO
                                RATIFICATION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or of its investment adviser. The 1940 Act provides that the selection be submitted for ratification or rejection by the shareholders.

     The Company's Board of Directors, including a majority of the directors who are not interested persons of Advisers or the Company, upon the recommendation of the Company's Audit Committee, have selected KPMG Peat Marwick LLP to be the Company's independent public accountants for the fiscal year ending July 31, 1999. KPMG Peat Marwick LLP has no direct or material indirect financial interest in the Company or in Advisers, other than receipt of fees for services to the Company. KPMG Peat Marwick LLP has served as the independent public accountants of the Company since the fiscal year ended July 31, 1989. KPMG Peat Marwick LLP also serves as independent public accountants for each of the other investment companies managed by Advisers.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make a statement to the shareholders if they desire to do so and are expected to be available to respond to any questions which may be raised at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY. The affirmative vote of a majority of the shares represented at the meeting, provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG Peat Marwick LLP as the Company's independent public accountants.

                       EXECUTIVE OFFICERS OF THE COMPANY

     Information about each executive officer's position and term of office with the Company and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No executive officer receives any compensation from the Company.

NAME AND (AGE)             POSITION/TERM OF OFFICE           BUSINESS EXPERIENCE DURING PAST FIVE YEARS
------------------------  --------------------------  --------------------------------------------------------
Dean C. Kopperud (46)     President since 1995        See biographical information in Proposal One.

Gary N. Yalen (56)        Vice President since 1995   President and Chief Investment Officer of Advisers
                                                      (since 1995) and Senior Vice President, Investments,
                                                      of Fortis, Inc.; prior to 1996, President and Chief
                                                      Investment Officer, Fortis Asset Management, a
                                                      former division of Fortis, Inc.

Howard G. Hudson          Vice President since 1995   Executive Vice President and Head of Fixed Income
(61)                                                  Investments of Advisers since 1995; prior to 1996,
                                                      Senior Vice President, Fixed Income, Fortis Asset
                                                      Management.

Lucinda S. Mezey (51)     Vice President since 1997   Executive Vice President and Head of Equity
                                                      Investments of Advisers since October 1997; from
                                                      1995 to October 1997, Chief Investment Officer, Alex
                                                      Brown Capital Advisory and Trust Co., Baltimore,
                                                      MD; prior to 1995, Senior Vice President and Head of
                                                      Equity Investments, PNC Bank, Philadelphia, PA.

James S. Byrd (47)        Vice President since 1991   Executive Vice President of Advisers since 1995; prior
                                                      to 1995, Vice President of Advisers and of Investors.

Nicholas L.M. de          Vice President since 1995   Vice President of Advisers since 1995; prior to 1996,
 Peyster (32)                                         Vice President, Equities, Fortis Asset Management.

NAME AND (AGE)             POSITION/TERM OF OFFICE           BUSINESS EXPERIENCE DURING PAST FIVE YEARS
------------------------  --------------------------  --------------------------------------------------------
Diane M. Gotham (40)      Vice President since 1998   Vice President of Advisers since 1998; from 1994 to
                                                      1998, securities analyst for Advisers and from 1993 to
                                                      1994, systems engineer, International Business
                                                      Machines ("IBM"), Minneapolis, MN.

Laura E. Granger (37)     Vice President since 1998   Vice President of Advisers since 1998; from 1993 to
                                                      1998, portfolio manager, General Motors Investment
                                                      Management, New York NY.

Maroun M. Hayek (50)      Vice President since 1995   Vice President of Advisers since 1995; prior to 1996,
                                                      Vice President, Fixed Income,  Fortis Asset
                                                      Management.

Robert C. Lindberg        Vice President since 1993   Vice President of Advisers since 1993.
(44)

Charles L. Mehlhouse      Vice President since 1996   Vice President of Advisers since 1996; prior to March
(56)                                                  1996, Portfolio Manager, Marshall & Ilsley Bank
                                                      Corporation, Milwaukee, WI.

Kevin J. Michels (47)     Vice President since 1995   Vice President of Advisers since 1995; prior to 1996,
                                                      Vice President, Administration, Fortis Asset
                                                      Management.

Christopher J. Pagano     Vice President since 1996   Vice President of Advisers since 1996; prior to March
(35)                                                  1996, government strategist, Merrill Lynch, New
                                                      York, NY.

Stephen M. Rickert        Vice President since 1995   Vice President of Advisers since 1995; from 1994 to
(55)                                                  1996, Corporate Bond Analyst,  Fortis Asset
                                                      Management; from 1993 to 1994, Corporate Bond
                                                      Analyst, Dillon, Read & Co., Inc., New York, NY.

Michael J.                Vice President since 1998   Vice President of Advisers since 1998; from 1995 to
 Romanowski (47)                                      1998, portfolio manager, Value Line, New York, NY;
                                                      prior to 1995, securities analyst, Conning & Co.,
                                                      Hartford, CT.

Ho Wang (51)              Vice President since 1998   Vice President of Advisers since 1998; from 1995 to
                                                      1998, senior securities analyst, Lord Abbet & Co.,
                                                      New York, NY; prior to 1995, portfolio manager, New
                                                      York Life, New York, NY.

NAME AND (AGE)             POSITION/TERM OF OFFICE           BUSINESS EXPERIENCE DURING PAST FIVE YEARS
------------------------  --------------------------  --------------------------------------------------------
Christopher J. Woods      Vice President since 1995   Vice President of Advisers since 1995; prior to 1996
(38)                                                  Vice President, Fixed Income, Fortis Asset
                                                      Management.

Robert W. Beltz, Jr.      Vice President since 1993   Vice President--Securities Operations of Advisers and
(49)                                                  of Investors.

Peggy E. Ettestad (41)    Vice President since 1997   Senior Vice President, Operations  of Advisers since
                                                      March 1997; prior to March 1997, Vice President,
                                                      G.E. Capital Fleet Services, Minneapolis, MN.

Tamara L. Fagely (40)     Treasurer since 1993 and    Second Vice President of Advisers and of Investors.
                          Vice President since 1996

Dickson W. Lewis (49)     Vice President since 1997   Senior Vice President, Marketing and Sales of
                                                      Advisors and of Investors since July 1997; from 1993
                                                      to July 1997, President and Chief Executive Officer,
                                                      Hedstrom/Blessing, Inc., Minneapolis, MN.

David A. Peterson (56)    Vice President since 1991   Vice President and Assistant General  Counsel,  Fortis
                                                      Benefits Insurance Company.

Scott R. Plummer (39)     Vice President since 1996   Second Vice President, Corporate Counsel and
                                                      Assistant Secretary of Advisers since 1994; prior to
                                                      1994, attorney, Zelle & Larson, Minneapolis, MN.

Melinda S. Urion (45)     Vice President since 1997   Senior Vice President and Chief Financial Officer of
                                                      Advisers since 1997; from 1995 to 1997, Senior Vice
                                                      President of Finance and Chief Financial Officer,
                                                      American Express Financial Corporation; prior to
                                                      March 1995, corporate controller, American Express
                                                      Financial Corporation and prior to 1994, controller and
                                                      treasurer, IDS Life Insurance Company, Minneapolis,
                                                      MN.

Rhonda J. Schwartz        Vice President since 1996   Since January 1996, Senior Vice President and
 (40)                                                 General Counsel of Advisers, Senior Vice President
                                                      and General Counsel, Life and Investment Products, of
                                                      Fortis Benefits Insurance Company and Vice President
                                                      and General Counsel, Life and Investment Products, of
                                                      Time Insurance Company; from 1993 to January 1996,
                                                      Vice President and General Counsel,  Fortis, Inc.

NAME AND (AGE)             POSITION/TERM OF OFFICE           BUSINESS EXPERIENCE DURING PAST FIVE YEARS
------------------------  --------------------------  --------------------------------------------------------
Michael J. Radmer (53)    Secretary since 1978        Partner, Dorsey & Whitney LLP, the Company's
                                                      General Counsel.

                                 OTHER MATTERS

     Management does not intend to present any business to the meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Company.

     Based on the Company records and other information, the Company believes that all SEC filing requirements applicable to its directors and officers, Advisers and companies affiliated Advisers pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to the Company's fiscal year ending July 31, 1998, were satisfied.

                             SHAREHOLDER PROPOSALS

     Proposals of Company shareholders intended to be presented at the 1999 annual shareholders' meeting must be received at the Company's offices by July 15, 1999, in order to be considered for inclusion in the Company's proxy statement and form of proxy for the 1999 annual meeting.



Dated:  November 16, 1998          Michael J. Radmer, Secretary

Receipt of Notice of Annual                    FORTIS SECURITIES, INC.
Shareholders' Meeting and Proxy
Statement is acknowledged by your       PROXY FOR ANNUAL SHAREHOLDERS' MEETING
execution of this proxy.  Mark,              TO BE HELD DECEMBER 10, 1998
sign, date, and return this proxy in
the addressed envelope--no postage       THIS PROXY IS SOLICITED ON BEHALF OF
required.  Please mail promptly to              THE BOARD OF DIRECTORS
save the Company further
solification expenses.                      The undersigned appoints Michael J.
                                        Radmer, Scott R. Plummer and Tamara
                                        L. Fagely and each of them with power
  FORTIS SECURITIES, INC.               to act without the other and with the
  PROXY SERVICE                         right of substitution in each, the
  POST OFFICE BOX 9148                  proxies of the undersigned to vote
  FARMINGDALE, NY  11735-9855           all shares of Fortis Securities, Inc.
                                        (the "Company") held by the
                                        undersigned on November 9, 1998, at
                                        the annual Shareholders' Meeting of
                                        the Company, to be held at the
                                        offices of Fortis Advisers, Inc.
                                        ("Advisers"), 500 Bielenberg Drive,
                                        Woodbury, Minnesota, on Thursday,
                                        December 10, 1998, at 10:00 a.m. and
                                        at any adjournment thereof, with all
                                        powers the undersigned would possess
                                        if present in person.  All previous
                                        proxies given with respect to the
                                        meeting are revoked.

                                            THIS PROXY WILL BE VOTED AS
                                        INSTRUCTED ON THE MATTERS SET FORTH
                                        BELOW.  IT IS UNDERSTOOD THAT IF NO
                                        CHOICE IS SPECIFIED, THIS PROXY WILL
                                        BE VOTED "FOR" ALL ITEMS.  UPON ALL
                                        OTHER MATTERS THE PROXIES SHALL VOTE
                                        AS THEY DEEM IN THE BEST INTERESTS OF
                                        THE COMPANY.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR    KEEP THIS PORTION FOR YOUR RECORDS.
 BLACK INK AS FOLLOWS  [ ][ ]
------------------------------------------------------------------------------
    FORTIS SECURITIES, INC.               DETACH AND RETURN THIS PORTION ONLY.


VOTE ON DIRECTORS                       1.  TO SET THE NUMBER OF DIRECTORS AT
                                        ELEVEN AND TO ELECT THE FOLLOWING
 FOR  OR  WITH-  OR  FOR                NOMINEES:  01) R.W. CUTTING, 02) A.R.
 ALL      HOLD       ALL                FREEDMAN, 03) R.M. GAVIN, 04) B.S.
           ALL      EXCEPT              JAFFRAY, 05) J.L. KING, 06) D.C.
 [ ]       [ ]       [ ]                KOPPERUD, 07) E.M. MAHONEY, 08) R.L.
                                        PRINCE, 09) L.J. SANTOW, 10) N.S.
                                        SHADKO, 11) J.M. WIKLER.  TO WITHHOLD
                                        AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                                        NOMINEE(S) WRITE THAT NOMINEE(S)
                                        NUMBER ON THE LINE PROVIDED BELOW.

-------------------------------------------------------------------------------


 [ ]       [ ]       [ ]                2.  PROPOSAL TO RATIFY THE SELECTION
 FOR     AGAINST   ABSTAIN              OF KPMG PEAT MARWICK LLP AS THE
                                        INDEPENDENT PUBLIC ACCOUNTANTS FOR
                                        THE COMPANY.

                                        IN THEIR DISCRETION, THE PROXIES ARE
                                        AUTHORIZED TO VOTE UPON SUCH OTHER
                                        BUSINESS AS MAY PROPERLY COME BEFORE
                                        THE MEETING OR ANY ADJOURNMENTS OR
                                        POSTPONMENTS THEREOF.



                                        ------------------------------------
                                        (Please  sign name(s) exactly as
                                        registered)


                                        ------------------------------------
                                        (If there are
                                        co-owners, both should sign)


                                        ------------------------------------
                                        (Date)

November 16, 1998



Re:  Fortis Securities, Inc. Annual Meeting of Shareholders

Dear Shareholder:

You are invited to attend the annual meeting of shareholders of Fortis Securities, Inc. The meeting will begin at 10:00 a.m. on Thursday, December 10, 1998 at the offices of Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, Minnesota.

The only items on the agenda are the annual matters of electing the Fund's directors and selecting its independent accountants. Please review the enclosed proxy materials and return your completed proxy as promptly as possible.


Sincerely,

/s/ Dean C. Kopperud

Dean C. Kopperud
President